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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  JUNE 1, 2000
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                             NEWPARK RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-2960               72-1123385
   ----------------------------       ------------       -------------------
   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)


       3850 NORTH CAUSEWAY, SUITE 1770
             METAIRIE, LOUISIANA                         70002
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (504) 838-8222
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ITEM 5. OTHER EVENTS.

         On June 1, 2000, Newpark Resources, Inc., a Delaware corporation ("Newpark"), completed the sale to Fletcher International Limited, a Cayman Islands company affiliated with Fletcher Asset Management, Inc. ("Purchaser"), of 120,000 shares of Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock"), and a warrant (the "Warrant") to purchase up to 1,900,000 shares of the Common Stock of Newpark at an exercise price of $10.075 per share, subject to anti-dilution adjustments. The aggregate purchase price for the Series B Preferred Stock and the Warrant was $30.0 million, and the net proceeds from the sale have been used to repay indebtedness. No underwriting discounts or commissions were paid in connection with the sale of the securities.

         The following description of the Series B Preferred Stock and the Warrant are qualified in their entirety by reference to the Certificate of Rights and Preferences relating to the Series B Preferred Stock (the "Certificate") and to the Warrant Certificate relating to the Warrant, which are attached as exhibits hereto.

         Cumulative dividends are payable on the Series B Preferred Stock quarterly in arrears. The dividend rate is 4.5% per annum, based on the stated value of $250 per share of Series B Preferred Stock. Subject to certain conditions specified in the Certificate, dividends payable on the Series B Preferred Stock may be paid at the option of Newpark either in cash or by issuing shares of Newpark's Common Stock that have been registered under the Securities Act of 1933, as amended (the "Act"). The number shares of Common Stock of Newpark to be issued as dividends is determined by dividing the cash amount of the dividend otherwise payable by the market value of the Common Stock determined in accordance with the provisions of the Certificate. If Newpark fails to pay any dividends when due, such dividends shall accumulate and accrue additional dividends at the then existing dividend rate. The dividend rights of the Series B Preferred Stock are junior to the dividend rights of the holders of the 150,000 shares of Newpark's Series A Cumulative Perpetual Preferred Stock (the "Series A Preferred Stock").

         So long as shares of the Series B Preferred Stock are outstanding, no dividends may be paid on the Common Stock or any other securities of Newpark ranking junior to the Series B Preferred Stock with respect to dividends and distributions on liquidation ("Junior Securities"), except for dividends payable solely in shares of Common Stock. Subject to certain exceptions, no shares of Junior Securities or securities of Newpark having a priority equal to the Series B Preferred Stock with respect to dividends and distributions on liquidation may be purchased or otherwise redeemed by Newpark unless all accumulated dividends on the Series B Preferred Stock have been paid in full.

         Upon a liquidation of Newpark, the holders of the Series B Preferred Stock will be entitled to receive $250 per share of Series B Preferred Stock plus accrued dividends before the holders of any Junior Securities receive any payment. The liquidation rights of the Series B Preferred Stock are junior to the liquidation rights of the holders of the Series A Preferred Stock, who are entitled to receive $100 per share of Series A Preferred Stock plus accrued dividends before holders of the Series B Preferred Stock or Common Stock receive any payment. The holders of Common Stock will receive all liquidating distributions after the holders of the Series A Preferred Stock and the Series B Preferred Stock have received their stated amounts, unless Newpark later issues additional


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shares of preferred stock having priority over the Common Stock with respect to liquidating distributions.

         The holders of the Series B Preferred Stock will have the right to convert all or any part of the Series B Preferred Stock into Common Stock at a conversion rate based on the then current market value of the Common Stock, as determined in accordance with the provisions of the Certificate, or $10.075 per share of Common Stock, whichever is less. For purposes of any conversion, each share of Series B Preferred Stock will have a value equal to its liquidation preference, plus any accrued and unpaid dividends.

         If Newpark is in arrears in the payment of dividends on the Series B Preferred Stock in an aggregate amount equal to more than two quarterly dividends, the holders of the Series B Preferred Stock, voting as a separate class, will be entitled to elect a specified percentage of the members of Newpark's Board of Directors. This percentage will be equal to the percentage of the total number of outstanding shares of Common Stock (including the shares issuable to the holders) that the holders of Series B Preferred Stock then own or are deemed to own assuming that (a) all unconverted shares of Series B Preferred Stock were converted into Common Stock, and (b) the unexercised portion of the Warrant was exercised.

         The Series B Preferred Stock will not otherwise have voting rights on ordinary corporate matters, except as required by Delaware law. However, approval of a majority of the Series B Preferred Stock will be required before Newpark can effect any changes to the rights of the Series B Preferred Stock or issue any additional shares of capital stock having a priority equal or senior to the Series B Preferred Stock with respect to dividends or distributions upon liquidation. The holders of the Series B Preferred Stock also will vote separately as a class and the approval of a majority of the Series B Preferred Stock will be required to (a) permit any subsidiary of Newpark to issue or sell any securities of any Newpark subsidiary or to sell all or substantially all of the assets of any Newpark subsidiary to anyone other than Newpark or another subsidiary of Newpark, (b) increase or decrease, other than by redemption or conversion, the total number of authorized shares of preferred stock of Newpark or (c) amend any provisions of any capital stock of Newpark so as to make such capital stock redeemable by Newpark.

         The Certificate provides the holders of Series B Preferred Stock with certain rights if Newpark is involved in a "Business Combination". These rights include the right to elect to receive either or a combination of (a) the stock and other securities, cash and property which the holder would have received had the holder converted the Series B Preferred Stock into Common Stock immediately before the transaction, (b) shares of common stock of the acquiring person or its parent company, as elected by the holders, according to a formula contained in the Certificate, which takes into account various factors, including the acquisition price for Newpark's Common Stock, the conversion price for the Series B Preferred Stock, the market price of the common stock of the acquiring person or its parent and the stated value of the Series B Preferred Stock, or
(c) cash in an amount equal to 133% of the stated value of the Series B Preferred Stock. This cash payment is to be paid by the acquiring person and not Newpark. The acquiring person also will be required to assume, in writing, the obligations of Newpark under the Certificate. The rights of the holders of

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the Series B Preferred Stock in any Business Combination may delay, deter or prevent a change in control of Newpark.

         The Warrant has a term of seven years, expiring June 1, 2007. The exercise price of the Warrant and the number of shares issuable upon exercise of the Warrant will be adjusted for stock splits, stock dividends, or, subject to certain exceptions, issuances or sales of Common Stock, including options and other securities convertible into Common Stock, without consideration or for a per share price less than the current market price of the Common Stock or the then current exercise price under the Warrant. For issuances of options and other securities convertible into Common Stock, the per share price will be deemed to include the amounts received upon issuance of the option or convertible security and the amount to be received upon exercise or conversion.

         As with the Series B Preferred Stock, the Warrant provides that the holders of the Warrant will have certain rights if Newpark is involved in a "Business Combination". These rights include the right to elect to receive either or a combination of (a) the stock and other securities, cash and property which the holder would have received had the holder exercised the Warrant immediately before the transaction, (b) shares of common stock of the acquiring person or its parent company, as elected by the holders, according to a formula contained in the Warrant, which takes into account various factors, including the acquisition price for Newpark's Common Stock, the exercise price under the Warrant and the market price of the common stock of the acquiring person or its parent or (c) cash in an amount equal to 33% of then total Warrant exercise price on the unexercised portion of the Warrant. Again, this cash payment is to be paid by the acquiring person and not Newpark, and the acquiring person also will be required to assume, in writing, the obligations of Newpark under the Warrant. The rights of the holders of the Warrant in any Business Combination may delay, deter or prevent a change in control of Newpark.

         The agreement pursuant to which the Series B Preferred Stock and the Warrant were issued (the "Agreement") requires Newpark to use its best efforts to register under the Act all of the shares of Common Stock issuable upon exercise of the Warrant and 1.5 times the number of shares of Common Stock issuable as of the effective date of the registration statement upon conversion of the Series B Preferred Stock or as dividends on the Series B Preferred Stock. Newpark will be required to increase the number of shares registered under the registration statement if the total number of shares of Common Stock issued and issuable under the Warrant and with respect to the Series B Preferred Stock exceeds 80% of the number of shares then registered. Newpark currently estimates that the registration statement will initially cover 8,000,000 shares of Common Stock. Newpark also is required to obtain stockholder consent if the total number of shares of Common Stock issued or issuable to Purchaser with respect to the Series B Preferred Stock and the Warrant would exceed 13,825,034 (19.99% of the number of shares outstanding on May 25, 2000) and the listing requirements or rules of the New York Stock Exchange would require stockholder approval to issue in excess of this amount. If this stockholder consent is not received within 60 days after notice is sent to Newpark by Purchaser, Purchaser may elect to do either or a combination of (a) a cashless exercise of the Warrant for up to that number of shares of Common Stock that would require stockholder consent or (b) convert the number of shares of Common Stock exceeding 13,825,034 into an "Excess Right". This Excess Right will have a value equal to the market price of the Common Stock on the notice date (in the case of the Series B Preferred Stock), and the spread

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between the market price of the Common Stock over the exercise price of the
Warrant on the notice date (in the case of the Warrant), times the number of shares of Common Stock converted into such Excess Right. For one year after its issuance, Purchaser may apply this Excess Right, on a dollar-for-dollar basis, in lieu of payment of the exercise price under the Warrant or convert the Excess Right into shares of Series B Preferred Stock at the ratio of $250 of stated value of Excess Right into one share of Series B Preferred Stock.

         The Agreement also provides that, unless otherwise specified by Purchaser, the number of shares that may be issued upon conversion of the Series B Preferred Stock and exercise of the Warrant may not exceed 6,743,075, plus 9.75% of the increase in the number of outstanding shares of Common Stock of Newpark since May 25, 2000, unless Purchaser delivers an increase notice and 65 days passes after that notice is delivered. Newpark is required to give Purchaser a monthly notice of the increase in the number of outstanding shares of Common Stock.

         With certain exceptions, the Agreement requires Newpark to provide Purchaser, its affiliates and its designees who together with Purchaser and its affiliates hold at least 60,000 shares of Series B Preferred Stock, with a right of first refusal with respect any shares of Newpark's capital stock or any securities convertible into or exchangeable for any shares of Newpark's capital stock. This right of first refusal will be exercisable for ten trading days after delivery of the required notice from Newpark to Purchaser. The right of first refusal will terminate at such time as the number of shares of Common Stock Newpark is required to register under the Act is less than 3,457,988, as that number may be adjusted for stock splits, stock dividends, recapitalizations or other similar adjustments.

         The sale of the Series B Preferred Stock and the Warrant was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The sale was made without general solicitation or advertising, Purchaser is a sophisticated investor with access to all relevant information necessary to evaluate an investment in the securities, and Purchaser represented to Newpark that the securities were being acquired for investment purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

4.1 Certificate of Rights and Preferences of Series B Convertible Preferred Stock of Newpark, dated May 30, 2000.

4.2  Agreement, dated May 30, 2000, between Newpark and Purchaser.

4.3 Warrant Certificate, dated June 1, 2000, to purchase 1,900,000 shares of Common Stock, par value $.01 per share, of Newpark.

99.1 Press Release issued by Newpark on June 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                       NEWPARK RESOURCES, INC.



Dated:  June 6, 2000                   By /s/ Matthew W. Hardey
                                          --------------------------------------
                                          Matthew W. Hardey, Vice President and
                                          Chief Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
  NO.      DESCRIPTION
-------    -----------
 4.1       Certificate of Rights and Preferences of Series B Convertible
           Preferred Stock of Newpark, dated May 30, 2000.

 4.2       Agreement, dated May 30, 2000, between Newpark and Purchaser.

 4.3 Warrant Certificate, dated June 1, 2000, to purchase 1,900,000 shares of Common Stock, par value $.01 per share, of Newpark.

99.1       Press Release issued by Newpark on June 1, 2000.